Exhibit 21.1
Subsidiaries of Live Nation Entertainment, Inc.

Domestic	State or Jurisdiction of Incorporation or Organization
24 Artist Management, LLC	Delaware
6021 Hollywood Operating Company, LLC	Delaware
Artist Nation Holdings Corp.	Delaware
Artist Nation Management, Inc.	Delaware
Assembly Room Studios, LLC	Delaware
Axis Brazil, LLC	Virginia
Axis Nation, LLC	Virginia
Bamboozle Festival, LLC	Delaware
Baron Global, Inc.	Delaware
BigChampagne, LLC	Delaware
Bill Graham Enterprises, Inc.	California
Blueprint Artist Management, LLC	Delaware
Boom Management, LLC	Delaware
C3 Booking, LLC	Texas
C3 Presents, LLC	Texas
C3PEmo's, LLC	Texas
Caring & Daring, LLC	Delaware
Career Artist Management LLC	Delaware
Cellar Door Venues, Inc.	Florida
Cobb's Comedy, Inc.	California
Connecticut Amphitheater Development Corporation	Connecticut
Connecticut Performing Arts Partners	Connecticut
Connecticut Performing Arts, Inc.	Connecticut
Country Music Holding Company, LLC	Delaware
Country Nation, LLC	Delaware
Country Nation - Chicago, LLC	Delaware
Country Nation - DE, LLC	Delaware
Crossroads Presents, LLC	Delaware
Danceologist, Inc.	Delaware
Diamond Theory Media, LLC	Delaware
Diversified Production Services, LLC	Delaware
Do617 LLC	Delaware
Eagles Personal Management Company	California
EDC The Movie, LLC	Delaware
Eight Ball Pricing Solutions, LLC	Delaware
Electric Forest, LLC	Delaware
Evening Star Productions, Inc.	Arizona
Event Merchandising, Inc.	California
EXMO, Inc.	Delaware
F and F Concessions, Inc.	Illinois
Faculty Management, LLC	Delaware
Faculty Productions, LLC	Delaware
Festival Holdings, L.L.C.	Virginia

Domestic	State or Jurisdiction of Incorporation or Organization
FG AcquisitionCo, LLC	Delaware
Fillmore Theatrical Services	California
FPSF Holdings, LLC	Delaware
Front Gate Holdings, LLC	Delaware
Front Gate Ticketing Solutions, LLC	Delaware
G-Major Management LLC	Delaware
Gellman Management LLC	Delaware
Guyo Entertainment, Inc.	California
Hard Events LLC	California
HOB Ace of Spades Corp	Delaware
HOB Boardwalk, Inc.	Delaware
HOB Chicago, Inc.	Delaware
HOB Entertainment, LLC	Virginia
HOB Grand Rapids, LLC	Delaware
HOB Marina City Partners, L.P.	Delaware
HOB Marina City, Inc.	Delaware
HOB Punch Line Penn Corp.	Delaware
HOB Punch Line S.F. Corp.	Delaware
Host VIP, LLC	Delaware
House of Blues Anaheim Restaurant Corp.	Delaware
House of Blues Cleveland, LLC	Delaware
House of Blues Concerts, Inc.	California
House of Blues Dallas Restaurant Corp.	Delaware
House of Blues Houston Restaurant Corp.	Delaware
House of Blues Las Vegas Restaurant Corp.	Delaware
House of Blues Los Angeles Restaurant Corp.	Delaware
House of Blues Myrtle Beach Restaurant Corp.	Delaware
House of Blues New Orleans Restaurant Corp.	Delaware
House of Blues Orlando Restaurant Corp.	Delaware
House of Blues Restaurant Holding Corp.	Delaware
House of Blues San Diego Restaurant Corp.	Delaware
House of Blues San Diego, LLC	Delaware
Hungry, Thirsty, Crazy, and Lucky, LLC	Texas
IAC Partner Marketing, Inc.	Delaware
Insomniac Holdings, LLC	Delaware
Insomniac Records, LLC	Delaware
Laffitte Management Group LLC	Delaware
Lansdowne Boston Restaurant, LLC	Delaware
Live Nation – Haymon Ventures, LLC	Delaware
Live Nation Bogart, LLC	Delaware
Live Nation Chicago, Inc.	Delaware
Live Nation Concerts, Inc.	Delaware
Live Nation LGTours (USA), LLC	Delaware
Live Nation Marketing, Inc.	Delaware
Live Nation Merchandise, Inc.	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization
Live Nation Mid-Atlantic, Inc.	Pennsylvania
Live Nation MTours (USA), Inc.	Delaware
Live Nation Paradise, LLC	Delaware
Live Nation Studios, LLC	Delaware
Live Nation Ticketing, LLC	Delaware
Live Nation Touring (USA), Inc.	Delaware
Live Nation UshTours (USA), LLC	Delaware
Live Nation UTours (USA), Inc.	Delaware
Live Nation Ventures, Inc.	Delaware
Live Nation Worldwide, Inc.	Delaware
LN Acquisition Holdco LLC	Delaware
LN-HS Concerts, LLC	Delaware
Lollapalooza, LLC	Delaware
Marcy Musik LLC	New York
MBA Artist Management Company, LLC	Delaware
MIA Festival Holdings, LLC	Delaware
Michigan Licenses, LLC	Delaware
Mick Artists Management LLC	Delaware
Microflex 2001 LLC	Delaware
MobHill, LLC	Texas
New Era Farms, LLC	Virginia
New Era Farms II, LLC	Virginia
New York Theater, LLC	Delaware
NOC, Inc.	Connecticut
Philymack Management, LLC	Delaware
Philymack Productions, LLC	Delaware
Premium Inventory, Inc.	Delaware
Production Staffing Group, LLC	Delaware
ReignDeer Entertainment Corp	California
ReignDeer Investments, LLC	Delaware
ROC Nation LLC	Delaware
Roc Nation Management, LLC	Delaware
Roc Nation Publishing, LLC	Delaware
Roc Nation Records, LLC	Delaware
Roc Nation Sports, LLC	Delaware
Roc Nation Sports - Roc Nation Boxing, LLC	Delaware
Scheme Engine, LLC	Delaware
Scream Nation, LLC	Delaware
SFX Financial Advisory Management Enterprises, Inc.	Delaware
Shaky Boots Fest LLC	Georgia
Shaky Festivals Holdings, LLC	Delaware
Shaky Knees Fest LLC	Georgia
Shoreline Amphitheatre, Ltd.	California
SME Entertainment Group LLC	Delaware
Spalding Entertainment, LLC	Tennessee
Star Hill Presents Kansas, LLC	Virginia

Domestic	State or Jurisdiction of Incorporation or Organization
StarRoc LLC	Delaware
The V.I.P. Tour Company	Delaware
Three Six Zero Group, Inc.	California
Ticketmaster Advance Tickets, L.L.C.	Colorado
Ticketmaster China Ventures, L.L.C.	Delaware
Ticketmaster EDCS LLC	Delaware
Ticketmaster L.L.C.	Virginia
Ticketmaster New Ventures Holdings, Inc.	Delaware
Ticketmaster Pacific Acquisitions, Inc.	Delaware
Ticketmaster-Indiana, L.L.C.	Delaware
TicketsNow.com, Inc.	Illinois
Ticketstoday, LLC	Virginia
Ticketweb, LLC	Delaware
TM Vista Inc.	Virginia
TNA Tour II (USA) Inc.	Delaware
TNOW Entertainment Group, Inc.	Illinois
TOMG, LLC	Delaware
TSZ Entertainment, LLC	California
Two Toasters, LLC	North Carolina
Universe Collaborative Lifestyle, Inc.	Delaware
Vector I, Inc.	Tennessee
Vector Management LLC	Delaware
Vector West LLC	Delaware
Voodoo Music Experience, LLC	Louisiana
Wiltern Renaissance LLC	Delaware
Yourtrove, Inc.	Delaware
International
B.D.O. Presents Pty Ltd	Australia
Live Nation Australasia Pty Ltd	Australia
Live Nation Holdings Australasia Pty Ltd	Australia
LN Oldco Pty Ltd	Australia
Mixitup Australia Pty Ltd	Australia
Show Tickets Australia Pty Ltd	Australia
T Shirt Printers Pty Limited	Australia
Ticketmaster Australasia Pty Ltd	Australia
TSP Merchandising Pty Ltd	Australia
Live Nation Austria GmbH	Austria
GMM Festival bvba	Belgium
Live Nation Belgium Holdings bvba	Belgium
Live Nation bvba	Belgium
Live Nation Festivals N.V.	Belgium
Ticketmaster Belgium N.V.	Belgium
Live Nation Brasil Entretenimento Ltda.	Brazil
Front Gate Ticketing Solutions Canada, Ltd.	Canada
Live Nation Canada, Inc.	Canada

International	State or Jurisdiction of Incorporation or Organization
Live Nation Ontario Concerts GP, Inc.	Canada
Live Nation Ontario Concerts, L.P.	Canada
Live Nation Touring (Canada), Inc.	Canada
Reseau Admission ULC	Canada
Ticketmaster Canada LP	Canada
Ticketmaster Canada ULC	Canada
Ticketmaster Canada Holdings ULC	Canada
Universe Collaborative Lifestyle Inc.	Canada
Ticketmaster Cayman Finance Company Ltd.	Cayman Islands
Ticketmaster Middle East Limited	Cayman Islands
Live Nation Chile SpA	Chile
Beijing Gehua Live Nation Entertainment and Sports Company Ltd	China
Live Nation Czech Republic Sro	Czech Republic
BILLETnet A/S	Denmark
Danish Venue Enterprise A/S	Denmark
Live Nation Denmark Aps	Denmark
Live Nation Denmark Management Holding Aps	Denmark
Academy Music Fund Limited	England & Wales
Academy Music Group Limited	England & Wales
Academy Music Holdings Ltd	England & Wales
ANDpress Limited	England & Wales
Angel Festivals Limited	England & Wales
Angel Venues Limited	England & Wales
ANM2 Limited	England & Wales
Apollo Leisure Group Limited	England & Wales
Arena Island Limited	England & Wales
Artist Nation Management Limited	England & Wales
Big Chill Republic Limited	England & Wales
C I (Events) Limited	England & Wales
Cream Events Limited	England & Wales
Cream Holdings Limited	England & Wales
Cream Liverpool Limited	England & Wales
De-lux Merchandise Company Limited	England & Wales
Electricland Limited	England & Wales
FC 1031 Limited	England & Wales
Festival Republic Limited	England & Wales
Finlaw 279 Limited	England & Wales
Full Circle Live Limited	England & Wales
Gafrus Limited	England & Wales
GetMeIn! Ltd	England & Wales
Globalgathering Group Limited	England & Wales
HNOE Limited	England & Wales
Juno Newco Limited	England & Wales
Live Connection Music Limited	England & Wales
Live Nation (Music) UK Limited	England & Wales
Live Nation (Theatrical) UK Limited	England & Wales

International	State or Jurisdiction of Incorporation or Organization
Live Nation Limited	England & Wales
Live Nation Merchandise Limited	England & Wales
LN-Gaiety Holdings Limited	England & Wales
Lollibop Festival Limited	England & Wales
Lovebox Festivals Limited	England & Wales
MAMA & Company Limited	England & Wales
MAMA & Company Services Limited	England & Wales
MAMA Brand Partnership Limited	England & Wales
MAMA Festivals Limited	England & Wales
MAMA New Music Limited	England & Wales
MAMA New Music Two Limited	England & Wales
Maztec Limited	England & Wales
Maztecrose Holdings Limited	England & Wales
Mean Fiddler Group Limited	England & Wales
Midland Concert Promotions Group Limited	England & Wales
Plan B Management Limited	England & Wales
Pollination Music Limited	England & Wales
Quest Management (UK) Limited	England & Wales
Quietus Management Limited	England & Wales
Reading Festival Limited	England & Wales
Roc Nation UK limited	England & Wales
Roctronix Limited	England & Wales
Roseclaim Limited	England & Wales
Seatwave Limited	England & Wales
Showsec International Limited	England & Wales
Sotto Voce Limited	England & Wales
Sotto Voce Music Publishing Limited	England & Wales
the17 Limited	England & Wales
Three Six Zero Grp Limited	England & Wales
Three Six Zero Music Publishing Limited	England & Wales
Ticket Web (UK) Limited	England & Wales
Ticketflask Limited	England & Wales
Ticketmaster Europe Holdco Limited	England & Wales
Ticketmaster UK Limited	England & Wales
Timbre Digital Limited	England & Wales
TM Number One Limited	England & Wales
TSZMP ASCAP Limited	England & Wales
TSZMP BMI Limited	England & Wales
Wilderness Ventures Limited	England & Wales
Live Nation Baltics OU	Estonia
Live Nation Estonia OU	Estonia
Events Club Oy	Finland
Full Production Oy	Finland
Lippupalvelu Oy	Finland
Live Nation Finland Oy	Finland
Live Lab	France

International	State or Jurisdiction of Incorporation or Organization
Live Nation France	France
Live Nation France Festivals	France
Live Nation SAS	France
LNE France Holdings SAS	France
Ticketnet	France
Berlin Festival Gmbh & Co. KG	Germany
BF Berlin Festival Verwaltungs-GmbH	Germany
Live Nation Germany Oldco GmbH	Germany
Live Nation GmbH	Germany
Lollapalooza GmbH	Germany
Seatwave Deutschland GmbH	Germany
Ticketmaster Deutschland Holding GmbH	Germany
Ticketmaster GmbH	Germany
Live Nation (HK) Limited	Hong Kong
Live Nation Marketing Partnerships Asia Limited	Hong Kong
Ticketmaster Entertainment China Holding Co. Limited	Hong Kong
Live Nation Central & Eastern Europe Kft	Hungary
PT Live Nation Indonesia	Indonesia
Amphitheatre Ireland Limited	Ireland
EP Festivals Limited	Ireland
EP Republic Limited	Ireland
Festival Republic Dublin Limited	Ireland
Live Nation Ireland Holdings Limited	Ireland
Live Nation Ireland Limited	Ireland
Point Presentations Limited	Ireland
Principle Management Limited	Ireland
The Ticket Shop	Ireland
Ticketline	Ireland
Ticket Shop Holdings (IOM)	Isle of Man
Ticket Shop One (IOM) Limited	Isle of Man
Ticket Shop Two (IOM) Limited	Isle of Man
Get Live 2 Srl	Italy
Live Nation 2 Srl	Italy
Live Nation Italia Srl	Italy
Parcolimpico Srl	Italy
Live Nation Japan GK	Japan
UAB Live Nation Lietuva	Lithuania
Live Nation Luxembourg Holdco 1 S.à.r.l.	Luxembourg
Live Nation Luxembourg Holdco 2 S.à.r.l.	Luxembourg
Ticketmaster New Ventures S. de R.I. de C.V.	Mexico
Amsterdam Music Dome Exploitatie BV	Netherlands
Holland Event Marketing B.V.	Netherlands
Live Nation Europe Holdings B.V.	Netherlands
Live Nation International Holdings B.V.	Netherlands
Live Nation Netherlands Holdings B.V.	Netherlands
Live Nation Venues (Netherlands) B.V.	Netherlands

International	State or Jurisdiction of Incorporation or Organization
LYV B.V.	Netherlands
Mojo Concerts B.V.	Netherlands
Mojo Works B.V.	Netherlands
MVA Partnership C.V.	Netherlands
Noctua B.V.	Netherlands
Seatwave Nederland B.V.	Netherlands
Security Company Security B.V.	Netherlands
Straight International Security B.V.	Netherlands
The Event Support Company B.V.	Netherlands
The Security Company Utrecht Holland Holding B.V.	Netherlands
Ticketmaster B.V.	Netherlands
Evenz Limited	New Zealand
Live Nation NZ Limited	New Zealand
NZ Venue and Event Management Limited	New Zealand
Ticketmaster NZ Limited	New Zealand
QPAM Limited	New Zealand
Ticket Shop (NI) Limited	Northern Ireland
Billettservice AS	Norway
Event og Media AS	Norway
Hove Republic AS	Norway
Live Nation Norway AS	Norway
TimeOut Agency & Concerts AS	Norway
Concert Supplies Sp. z o.o.	Poland
Live Nation Sp. z.o.o.	Poland
Music Marketing Sp. z.o.o.	Poland
Ticketmaster Poland Sp. z.o.o.	Poland
Live Nation Muzika LLC	Russia
ABC3 Limited	Scotland
Bar None Management Limited	Scotland
D.F. Concerts Limited	Scotland
King Tut's Recordings Limited	Scotland
Tecjet Limited	Scotland
Live Nation Business Consulting (Shanghai) Company Limited	Shanghai, China
Live Nation (Singapore) Pte Ltd	Singapore
Live Nation Korea Corporation	South Korea
Compania Editora de Talentos Internacionales S.A.	Spain
Live Nation Espana S.A.U.	Spain
Mean Fiddler Spain S.L.	Spain
Mediterranea Concerts SL	Spain
Seatwave Espana S.L.	Spain
Ticketmaster Iberica SLU	Spain
Ticketmaster Spain SAU	Spain
Artist och underhallningsservice i Sverige AB	Sweden
Live Nation Holding Nordic AB	Sweden
Live Nation Nordic AB	Sweden
Live Nation Sweden AB	Sweden

International	State or Jurisdiction of Incorporation or Organization
Lugerinc AB	Sweden
Neu Festival Live AB	Sweden
Ticketmaster New Ventures Holdings II AB	Sweden
Ticnet AB	Sweden
Live Nation Switzerland GmbH	Switzerland
Live Nation Taiwan Co., Ltd	Taiwan
Live Nation BEC-Tero Entertainment Co., Ltd	Thailand
Biletix Bilet Dagitim Basim ve Ticaret AS	Turkey
Biletix Sigorta Acenteligi AS	Turkey
Live Nation Middle East FZ-LLC	United Arab Emirates
Ticketmaster Middle East FZ-LLC	United Arab Emirates